                                                                   Exhibit 10.45
                                                                  EXECUTION COPY



                                SECOND AMENDMENT


                  SECOND AMENDMENT, dated as of May 14, 2003 (this "AMENDMENT"), to the FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of June 8, 2001 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among CSX CORPORATION, a Virginia corporation, as Borrower, the LENDERS parties thereto, CITIBANK, N.A. and THE BANK OF NOVA SCOTIA, as Co-Syndication Agents, CREDIT SUISSE FIRST BOSTON and MIZUHO CORPORATE BANK, LTD., as Co-Documentation Agents, and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as Administrative Agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested and, upon this Amendment becoming effective, the Lenders have agreed, to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1 DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.

                   SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

                  2.1 AMENDMENT TO SECTION 5.01. Section 5.01 of the Credit Agreement is hereby amended by adding at the end of such Section the following new paragraph:

         Information required to be delivered pursuant to this Section 5.01 shall be deemed to have been delivered to the Lenders on the date on which the Borrower provides written notice to the Lenders that such information has been posted on the Borrower's website on the Internet at http://www.csx.com or is available on the website of the SEC at http://www.sec.gov (to the extent such information has been posted or is available as described in such notice). Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communication pursuant to procedures approved by the Administrative Agent pursuant to Section 9.01(b) hereto.

                  2.2 AMENDMENT TO SECTION 9.01. Section 9.01 of the Credit Agreement is hereby amended by adding at the end of such Section the following new paragraph:

                  (d) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent (upon any such procedures' approval, the Administrative Agent shall provide notice thereof to the applicable Lender); PROVIDED that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it prior to such communication (upon any such procedures' approval, the Administrative Agent shall provide notice thereof to the Lenders); PROVIDED that approval of such procedures may be limited to particular notices or communications.

                            SECTION 3. MISCELLANEOUS

                  3.1 LIMITED EFFECT. Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

                  3.2 EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of a counterpart hereof duly executed by the Borrower and the Majority Lenders on or prior to 5:00 p.m., New York City time, on May 14, 2003.

                  3.3 REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  3.4 COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  3.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                CSX CORPORATION,
                                     as Borrower

                                By: /s/ DAVID A. BOOR
                                    -----------------------------------
                                    Title: Vice President and Treasurer


                                JPMORGAN CHASE BANK,
                                     as Administrative Agent and as a Lender,

                                By: /s/ ROBERT P. KELLAS
                                    -----------------------------------
                                    Title: Vice President


                                CITIBANK, N.A.,
                                     as Co-Syndication Agent and as a Lender,

                                By: /s/ DAVID L. HARRIS
                                    -----------------------------------
                                    Title: Vice President


                                THE BANK OF NOVA SCOTIA,
                                     as Co-Syndication Agent and as a Lender,

                                By: /s/ TODD S. MELLER
                                    -----------------------------------
                                    Title: Managing Director


                                CREDIT SUISSE FIRST BOSTON,
                                     as Co-Documentation Agent and as a Lender,

                                By: /s/ JOSEPH ADIPIETRO
                                    -----------------------------------
                                    Title: Director


                                By: /s/ CASSANDRA DROOGAN
                                    -----------------------------------
                                    Title: Associate

                                MIZUHO CORPORATE BANK, LTD.,
                                     as Co-Documentation Agent and as a Lender,

                                By: /s/ RAYMOND VENTURA
                                    -----------------------------------
                                    Title: S.V.P.


                                PNC BANK, NATIONAL ASSOCIATION

                                By: /s/ DOUGLAS WINTERS
                                    -----------------------------------
                                    Title: Sr. Vice President


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                By: /s/ J.W. RHODES
                                    -----------------------------------
                                    Title: VP--Manager


                                THE BANK OF NEW YORK

                                By: /s/ STEVEN P. CAVALUZZO
                                    -----------------------------------
                                    Title: Vice President


                                BANK ONE, NA

                                By: /s/
                                    -----------------------------------
                                    Title: Managing Director


                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                By: /s/ FRITZ BLUMER
                                    -----------------------------------
                                    Title: Vice President

                                FLEET NATIONAL BANK

                                By: /s/ DAVID J. DOUCETTE
                                    -----------------------------------
                                    Title: Vice President


                                SUNTRUST BANK, A GEORGIA BANK

                                By: /s/ MARK FLATIN
                                    -----------------------------------
                                    Title: Director


                                UBS AG, CAYMAN ISLANDS BRANCH

                                By: /s/
                                    -----------------------------------
                                    Title: Director


                                By: /s/
                                    -----------------------------------
                                    Title: Associate Director


                                DEUTSCHE BANK AG NEW YORK BRANCH


                                By: /s/ CHRIS HOWE
                                    -----------------------------------
                                    Title: Director


                                By: /s/ HARALD MILDNER
                                    -----------------------------------
                                    Title: Vice President


                                THE MITSUBISHI TRUST AND BANKING CORPORATION

                                By:
                                    -----------------------------------
                                    Title:


                                THE NORTHERN TRUST COMPANY

                                By: /s/ ERIC DYBING
                                    -----------------------------------
                                    Title: Second Vice President

                                FIFTH THIRD BANK

                                By: /s/ ANDREW L. BUSCHLE
                                    -----------------------------------
                                    Title: Vice President


                                UFJ BANK LIMITED

                                By: /s/ JOHN T. FEENEY
                                    -----------------------------------
                                    Title: Vice President